UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2009

Strategic Storage Trust, Inc.

(Exact name of Company as specified in its charter)

Commission File Number: 000-53644

Maryland	32-0211624
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

111 Corporate Drive, Suite 120, Ladera Ranch, California 92694

(Address of principal executive offices)

(877) 327-3485

(Company’s telephone number)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Strategic Storage Trust, Inc., a Maryland Corporation (the “Registrant”), hereby amends its Current Report on Form 8-K dated July 17, 2009, for the purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K with respect to the Registrant’s acquisition of a portfolio of two self storage facilities from Security Self Storage Inc. in accordance with Rule 3-14 and Article 11 of Regulation S-X, respectively.

In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Registrant hereby files the following financial statements and pro forma financial information, respectively.

Item 9.01. Financial Statements

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

Strategic Storage Trust, Inc.

Ladera Ranch, California

We have audited the accompanying combined statement of revenue and certain operating expenses (the “Historical Summary”) of the properties located at Crescent Springs Road, Erlanger, Kentucky, and Steilen Drive, Florence, Kentucky, acquired from Security Self Storage Inc. (collectively, the “Security Self Storage Portfolio”), for the year ended December 31, 2008. The Historical Summary is the responsibility of the Security Self Storage Portfolio’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Historical Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A and in the registration statement on Form S-11 of Strategic Storage Trust, Inc.) as described in Note 1 and is not intended to be a complete presentation of the Security Self Storage Portfolio’s revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the combined revenue and certain operating expenses described in Note 1 of the Security Self Storage Portfolio for the year ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Group, P.C.

Baltimore, Maryland

September 30, 2009

SECURITY SELF STORAGE PORTFOLIO

COMBINED STATEMENT OF REVENUE AND

CERTAIN OPERATING EXPENSES

Year Ended December 31, 2008

REVENUES
Net rental revenue	$1,181,980
Other operating income	121,126

Total revenues		$1,303,106

CERTAIN OPERATING EXPENSES
Property and operating expenses	201,328
Salaries and related expense	124,572
Marketing expense	57,737
Real estate taxes	69,384
Property insurance	22,417

Total certain operating expenses		475,438

Revenue in excess of certain operating expenses		$827,668

See notes to combined statement of revenue and certain operating expenses.

SECURITY SELF STORAGE PORTFOLIO

NOTES TO COMBINED STATEMENT OF REVENUE

AND CERTAIN OPERATING EXPENSES

Year Ended December 31, 2008

Note 1. Organization and Basis of Presentation

The accompanying combined statement of revenue and certain operating expenses includes the revenue and certain operating expenses of properties located in Erlanger, Kentucky and Florence, Kentucky acquired from Security Self Storage Inc. (collectively, the “Security Self Storage Portfolio”). Strategic Storage Trust, Inc. (the “Company”) acquired the Security Self Storage Portfolio on July 17, 2009 for a total purchase price of $9.7 million, plus closing costs and acquisition fees. On the date of acquisition, the Security Self Storage Portfolio contained approximately 610 storage units in Erlanger and 890 storage units in Florence.

The accompanying combined statement of revenue and certain operating expenses (the “Historical Summary”) was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for the acquisition of real estate properties. The combined statement of revenue and certain operating expenses is not representative of the actual operations of the Security Self Storage Portfolio for the period presented, because certain operating expenses that may not be comparable to the expenses to be incurred in the proposed future operations of the Security Self Storage Portfolio have been excluded. Expenses excluded generally consist of management fees, interest and debt related costs, depreciation and amortization expense, interest income, income taxes and certain other allocated corporate expenses not directly related to the operations of the Security Self Storage Portfolio. Therefore, the combined statement of revenue and certain operating expenses may not be comparable to a statement of operations for the Security Self Storage Portfolio after their acquisition by the Company. Except as noted above, management of the Security Self Storage Portfolio is not aware of any material factors relating to the Security Self Storage Portfolio for the year ended December 31, 2008 that would cause the reported combined financial information not to be indicative of future operating results.

Note 2. Summary of Significant Accounting Policies

Basis of Accounting

The combined statement of revenue and certain operating expenses has been prepared using the accrual method of accounting on the basis of presentation described in Note 1. As such, revenue is recorded when earned and expenses are recognized when incurred.

Revenue Recognition

Rental revenue is recognized when due over the lease terms, which are generally month-to-month leases. Rental income from tenants with leases having scheduled increases is recognized on a straight-line basis over the term of the lease. Other operating income, consisting primarily of late fees and ancillary revenue, is recognized when earned.

SECURITY SELF STORAGE PORTFOLIO

NOTES TO COMBINED STATEMENT OF REVENUE

AND CERTAIN OPERATING EXPENSES—CONTINUED

Year Ended December 31, 2008

Property Operations

Certain operating expenses represent the direct expenses of operating the Security Self Storage Portfolio and consist primarily of common area maintenance, utilities, real estate taxes, insurance, general and administrative and other operating expenses that are expected to continue in the ongoing operation of the Security Self Storage Portfolio.

Use of Estimates

The preparation of the Historical Summary in accordance with accounting principles generally accepted in the United States of America requires management of the Security Self Storage Portfolio to make certain estimates and assumptions that affect the reported amounts of revenue and certain operating expenses during the reporting period. Actual results could differ from those estimates.

Advertising

Advertising costs are charged to expense as incurred.

STRATEGIC STORAGE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

As of June 30, 2009 and for the Year Ended December 31, 2008 and the Six Months Ended June 30, 2009

The following unaudited pro forma consolidated balance sheet gives effect to an acquisition of two self storage facilities purchased from Security Self Storage Inc. (collectively, the “Security Self Storage Portfolio”) on July 17, 2009 as if it was completed as of June 30, 2009 by Strategic Storage Trust, Inc., a Maryland Corporation (the “Company”). The following unaudited pro forma consolidated statements of operations are based on the historical consolidated statements of operations of the Company and the historical statements of operations of the Security Self Storage Portfolio. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2008 gives effect to this acquisition as if it was completed as of January 1, 2008. The unaudited pro forma consolidated statement of operations for the six months ended June 30, 2009 gives effect to this acquisition as if it was completed as of January 1, 2009.

The information included in the “Strategic Storage Trust, Inc. Historical” column of the unaudited pro forma consolidated statement of operations for the year ended December 31, 2008 sets forth the Company’s historical consolidated statement of operations which are derived from the Company’s audited consolidated financials statements included in the Company’s Annual Report on Form 10-K filed with the SEC for the period ended December 31, 2008. The information included in the “Strategic Storage Trust, Inc. Historical” column of the unaudited pro forma consolidated balance sheet as of June 30, 2009 and the unaudited pro forma consolidated statement of operations for the six months ended June 30, 2009 sets forth the Company’s historical consolidated balance sheet and consolidated statement of operations which are derived from the Company’s unaudited consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q filed with the SEC for the period ended June 30, 2009.

The unaudited pro forma adjustments are based on available information and certain assumptions that the Company believes are reasonable and factually supportable. These unaudited pro forma financial statements do not purport to represent what the actual financial position or results of operations of the Company would have been assuming such transaction had been completed as set forth above nor does it purport to represent the results of operations of the Company for future periods.

You should read the unaudited pro forma consolidated financial statements set forth below in conjunction with the audited and unaudited consolidated financial statements and related notes of the Company included in the SEC filings discussed above.

STRATEGIC STORAGE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of June 30, 2009

	Strategic Storage Trust, Inc. Historical	Completed Facility Acquisition Note (2)		Strategic Storage Trust, Inc. Pro Forma
ASSETS
Cash and cash equivalents	$14,957,760	$(9,830,873)	a	$5,126,887
Real estate facilities:
Land	7,402,365	1,440,000	b	8,842,365
Buildings	24,718,448	6,999,998	b	31,718,446
Site Improvements	2,569,293	1,260,002	b	3,829,295

	34,690,106	9,700,000		44,390,106
Accumulated depreciation	(449,191)	—		(449,191)

	34,240,915	9,700,000		43,940,915
Escrow receivable	459,338	—		459,338
Prepaid expenses	381,940	(96,841)	c	285,099
Deferred financing costs, net of accumulated amortization	189,419	—		189,419
Intangible assets, net of accumulated depreciation	426,553	—		426,553
Restricted cash	150,340	—		150,340
Other assets	143,971	—		143,971

Total assets	$50,950,236	$(227,714)		$50,722,522

LIABILITIES AND STOCKHOLDERS’ EQUITY
Secured promissory notes	$9,475,000	$—		$9,475,000
Accounts payable and accrued liabilities	1,376,793	109,620	c	1,486,413
Due to affiliates	1,176,172	—		1,176,172
Distributions payable	289,148	—		289,148

Total liabilities	12,317,113	109,620		12,426,733

Commitments and contingencies

Stockholders’ equity:

Strategic Storage Trust, Inc. stockholders’ equity:

Common stock, $0.001 par value; 700,000,000 shares 5,320,087 shares issued and outstanding as of June 30, 2009	5,320	—		5,320
Additional paid-in capital	44,601,951	—		44,601,951
Distributions	(1,613,631)	—		(1,613,631)
Accumulated deficit	(4,437,400)	(337,334)	d	(4,774,734)

Total Strategic Storage Trust, Inc. stockholders’ equity	38,556,240	(337,334)		38,218,906

Noncontrolling interest	76,883	—		76,883

Total stockholders’ equity	38,633,123			38,295,789

Total liabilities and stockholders’ equity	$50,950,236	$(227,714)		$50,722,522

See notes to unaudited pro forma consolidated financial statements.

STRATEGIC STORAGE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2008

	Strategic Storage Trust, Inc. Historical	Completed Facility Acquisition Note (4)	Pro Forma Adjustments Note (5)		Strategic Storage Trust, Inc. Pro Forma
Revenues:
Self storage rental income	$363,006	$1,181,980	$—		$1,544,986
Ancillary operating income	2,645	121,126	—		123,771

Total revenues	365,651	1,303,106	—		1,668,757

Operating expenses:
Property operating expenses	119,540	475,438	—		594,978
Property operating expenses-affiliates	54,485	—	175,186	2	229,671
General and administrative	1,247,654	—	—		1,247,654
Depreciation	111,256	—	326,000	3	437,256
Intangible amortization expense	148,735	—	—		148,735

Total operating expenses	1,681,670	475,438	501,186		2,658,294

Operating income (loss)	(1,316,019)	827,668	(501,186)		(989,537)
Other income (expense):
Interest expense	(141,555)	—	—		(141,555)
Deferred financing amortization expense	(88,427)	—	—		(88,427)
Interest income	27,126	—	—		27,126
Other financing costs	(48,490)	—	—		(48,490)
Property acquisition expenses - affiliates	—	—	(253,551)	4	(253,551)
Other property acquisition expenses	—	—	(90,258)	4	(90,258)
Other	(27,678)	—	—		(27,678)

Net loss	(1,595,043)	827,668	(844,995)		(1,612,370)

Less: Net loss attributable to the noncontrolling interest	90,750	—	(71,928)	5	18,822

Net loss attributable to Strategic Storage Trust, Inc.	$(1,504,293)	$827,668	$(916,923)		$(1,593,548)

Net loss per share - basic and diluted	$(2.50)				$(0.89)

Weighted average shares outstanding	601,403			6	1,795,203

See notes to unaudited pro forma consolidated financial statements.

STRATEGIC STORAGE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2009

	Strategic Storage Trust, Inc. Historical	Completed Facility Acquisition Note (4)	Pro Forma Adjustments Note (5)		Strategic Storage Trust, Inc. Pro Forma
Revenues:
Self storage rental income	$1,382,006	$656,444	$—		$2,038,450
Ancillary operating income	22,950	9,413	—		32,363

Total revenues	1,404,956	665,857	—		2,070,813

Operating expenses:
Property operating expenses	604,684	220,420	24,062	1	849,166
Property operating expenses - affiliates	233,243	—	88,451	2	321,694
General and administrative	901,307	—	—		901,307
Depreciation	382,244	—	163,000	3	545,244
Intangible amortization expense	301,802	—	—		301,802

Total operating expenses	2,423,280	220,420	275,513		2,919,213

Operating loss	(1,018,324)	445,437	(275,513)		(848,400)
Other income (expense):
Interest expense	(286,748)	—	—		(286,748)
Deferred financing amortization expense	(98,667)	—	—		(98,667)
Interest income	3,756	—	—		3,756
Property acquisition expenses - affiliates	(495,282)	—	(253,551)	4	(748,833)
Other property acquisition expenses	(1,051,449)	—	(83,783)	4	(1,135,232)
Other	(3,285)	—	—		(3,285)

Net loss	(2,949,999)	445,437	(612,847)		(3,117,409)
Less: Net loss attributable to the noncontrolling interest	16,892	—	(3,230)	5	13,662

Net loss attributable to Strategic Storage Trust, Inc.	$(2,933,107)	$445,437	$(616,077)		$(3,103,747)

Net loss per share - basic	$(0.85)				$(0.67)
Net loss per share - diluted	$(0.85)				$(0.67)
Weighted average shares outstanding - basic	3,447,868			6	4,641,668
Weighted average shares outstanding - diluted	3,451,231			6	4,645,031

See notes to unaudited pro forma consolidated financial statements.

STRATEGIC STORAGE TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

As of June 30, 2009 and for the Year Ended December 31, 2008 and the Six Months Ended June 30, 2009

Note 1. Acquisition

On July 17, 2009, the Company, through wholly-owned subsidiaries of the Company’s operating partnership closed on the purchase of the Security Self Storage Portfolio, which consists of two self storage facilities located in Florence, Kentucky (“Florence Property”), and Erlanger, Kentucky (“Erlanger Property”), from Security Self Storage Inc. ( the “Seller”), an unaffiliated third party. The purchase price for the Security Self Storage Portfolio was $9,700,000 plus closing costs and acquisition fees. The Company paid cash for the entire purchase price and paid its advisor $242,500 in acquisition fees in connection with this acquisition.

The Florence Property is an approximately 890-unit self storage facility that sits on approximately 10 acres and contains approximately 126,300 rentable square feet of self storage space. The Erlanger Property is an approximately 610-unit self storage facility that sits on approximately 5 acres and contains approximately 63,700 rentable square feet of self storage space.

Note 2. Balance Sheet – Completed Facility Acquisition

The unaudited pro forma consolidated balance sheet of the Company reflects pro forma adjustments related to the acquisition of the Security Self Storage Portfolio as if it occurred on June 30, 2009.

Note 3. Balance Sheet – Pro Forma Adjustments

(a)	The Security Self Storage Portfolio was acquired using cash on hand at the time of acquisition.

(b)	Adjustment reflects the purchase price of $9.7 million allocated to land, building and site improvements. The purchase price allocation is preliminary; therefore the allocation between land, building and site improvements is subject to change.

(c)	Adjustment to prepaid expenses primarily reflects the reversal of the deposit on the Security Self Storage Portfolio acquisition. Adjustment to accounts payable and accrued liabilities reflects the prepaid rents and property taxes the Company became liable for at the time of acquisition.

(d)	Adjustment reflects the expensing of acquisition-related transaction costs which are required to be expensed as incurred under SFAS No. 141(R) “Business Combinations”.

Note 4. Statement of Operations – Completed Facility Acquisition

This acquisition was completed on July 17, 2009. Therefore, these historical amounts represent unaudited results of the Security Self Storage Portfolio for the year ended December 31, 2008 and the six months ended June 30, 2009.

STRATEGIC STORAGE TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS—CONTINUED

As of June 30, 2009 and for the Year Ended December 31, 2008 and the Six Months Ended June 30, 2009

Note 5. Statement of Operations – Pro Forma Adjustments

(1)	Adjustment reflects the estimated increased cost of property taxes as compared to the Security Self Storage Portfolio’s historical results. Pro forma property tax expense for the six months ended June 30, 2009 is estimated to be approximately $24,000.

(2)	Adjustment reflects the additional fees the Company’s advisor or its affiliates are entitled to pursuant to the Company’s advisory agreement and property management agreement as compared to historical amounts. The Company’s advisor is paid an asset management fee of one-twelfth of one-percent of average invested assets calculated on a monthly basis. The Company’s property manager is paid a monthly fee of 6% of gross revenues received from the Company’s properties.

(3)	Adjustment reflects the depreciation expense resulting from the Security Self Storage Portfolio acquired on July 17, 2009. Such deprecation expense was based on a preliminary purchase price allocation of $1,440,000 to land, $6,999,998 to building and $1,260,002 to site improvements. Depreciation expense on the purchase price allocated to building is recognized using the straight-line method over a 35-year life. Depreciation expense on the purchase price allocated to site improvements is recognized using the straight-line method over a 10-year life. The purchase price allocation, and therefore depreciation expense, is preliminary and is subject to change.

(4)	Adjustment for the year ended December 31, 2008 reflects the expensing of acquisition-related transaction costs, consisting of acquisition expenses paid to affiliates of $253,551 (primarily consisting of $242,500 of acquisition fees) and other property acquisition expenses of $90,258, which are required to be expensed as incurred under SFAS No. 141(R) “Business Combinations”. Adjustment for the six months ended June 30, 2009 reflects the expensing of acquisition-related transaction costs, consisting of acquisition expenses paid to affiliates of $253,551 (primarily consisting of $242,500 of acquisition fees) and other property acquisition expenses of $83,783, which are required to be expensed as incurred under SFAS No. 141(R) “Business Combinations”.

(5)	Minority interest is adjusted based on the additional pro forma earnings and the pro forma shares outstanding. Such adjustment was based upon a monthly calculation of pro forma net income and pro forma shares outstanding.

(6)	The pro forma weighted average shares outstanding were computed based on the weighted average number of shares outstanding during the period adjusted to give effect to the shares assumed to be issued had the acquisition been completed on January 1, 2008 or 2009, as applicable.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC STORAGE TRUST, INC.

Date: October 2, 2009	By:	/s/ Michael S. McClure
Michael S. McClure
Chief Financial Officer